As filed with the Securities and Exchange Commission on March 18, 2002
                                                      Registration No. 333-36653
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                             UCAR INTERNATIONAL INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                                       06-1385548
 (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
   Incorporation or Organization)

                                 Brandywine West
                          1521 Concord Pike, Suite 301
                           Wilmington, Delaware 19803
          (Address of Principal Executive Offices, Including Zip Code)

                             UCAR International Inc.
                          Compensation Deferral Program
                    (as amended and restated November, 1995)
                            (Full Title of the Plan)

                             Karen G. Narwold, Esq.
                  Vice President, General Counsel and Secretary
                             UCAR International Inc.
                                 Brandywine West
                          1521 Concord Pike, Suite 301
                           Wilmington, Delaware 19803
                                 (302) 778-8227
 (Name, Address and Telephone Number, Including Area Code, of Agent For Service)

                                   ----------

                                    COPY TO:

                             M. Ridgway Barker, Esq.
                            Kelley Drye & Warren LLP
                               Two Stamford Plaza
                              281 Tresser Boulevard
                           Stamford, Connecticut 06901


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



                          DEREGISTRATION OF SECURITIES

         UCAR International Inc. (the "Registrant") is filing this post-effective amendment to deregister securities registered for issuance pursuant to the UCAR International Inc. Compensation Deferral Program as amended and restated November 1995 (the "Plan") on Registration Statement on Form S-8, No. 333-36653 (the "Registration Statement"). The Registration Statement registered $10,000,000 of unsecured obligations of the Registrant to pay deferred compensation (the "Obligations") in accordance with the Plan. All remaining unissued Obligations are hereby deregistered.


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



ITEM 8.  EXHIBITS.

         The following opinions, consents and other documents are attached hereto as exhibits:

   Exhibit No.                             Description

       3.1      Amended and Restated  Certificate of Incorporation of
                UCAR International Inc. (incorporated by reference to the Registration Statement of the Registrant on Form S-1 (File No. 33-94698)).

       3.2 Amended and Restated Bylaws of UCAR International Inc. (incorporated by reference to the Registration Statement of the Registrant on Form S-1 (File No. 33-94698)).

       4.1 UCAR International Inc. Compensation Deferral Program (as amended and restated November, 1995) (incorporated by reference to the Registration Statement of the Registrant on Form S-1 (File No. 333-1090)).

       4.2 First Amendment to such Compensation Deferral Program effective as of January 1, 1995 (incorporated by reference to the Registration Statement of UCAR International Inc. and UCAR Global Enterprises Inc. on Form S-1 (File No. 33-84850)).

       4.3 Second Amendment to such Compensation Deferral Program effective as of March 15, 1996 (incorporated by reference to the Annual Report of the Registration Form 10-K for the year ended December 31, 1995)).

       4.4       Third  Amendment  to  such  Compensation   Deferral  Program
                 effective as of July 9, 1996 (incorporated by reference to the Quarterly Report of the Registrant on Form 10-Q for the quarter ended March 31, 1996)).

       4.5 Fourth Amendment to such Compensation Deferral Program effective as of January 1, 1997 (incorporated by reference to the Annual Report of the Registrant on Form 10-K to the year ended December 31, 1996)).

        5        Opinion of Kelley Drye & Warren (previously filed).

      23.1       Consent of KPMG Peat Marwick LLP (previously filed).

      23.2       Consent of Kelley Drye & Warren LLP (included in Exhibit 5).

       24        Powers of Attorney.


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



                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on the 18th day of March, 2002.

                                      UCAR INTERNATIONAL INC.

                                      By:  /s/ Karen G. Narwold
                                         ---------------------------------------
                                         Name:   Karen G. Narwold
                                         Title:  Vice President, Secretary
                                                     and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   Signatures
                                                                     Title                             Date
                                                    Chairman of the Board, Chief Executive
                        *                           Officer, President and Director               March 18, 2002
------------------------------------------------    (Principal Executive Officer)
               Gilbert E. Playford


                        *                           Vice President, Chief Financial Officer       March 18, 2002
------------------------------------------------    and Chief Information Officer
             Corrado F. De Gasperis                 (Principal Financial and Accounting
                                                    Officer)


                       *                                            Director                      March 18, 2002
------------------------------------------------
               R. Eugene Cartledge


                       *                                            Director                      March 18, 2002
------------------------------------------------
                Mary B. Cranston


                       *                                            Director                      March 18, 2002
------------------------------------------------
                  John R. Hall


                       *                                            Director                      March 18, 2002
------------------------------------------------
                 Thomas Marshall


                       *                                            Director                      March 18, 2002
------------------------------------------------
                Ferrell P. McClean


                       *                                            Director                      March 18, 2002
------------------------------------------------
                 Michael C. Nahl

* By:    /s/ Karen G. Narwold
      -----------------------------------------------
         Karen G. Narwold, ATTORNEY-IN-FACT

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



                                  EXHIBIT INDEX


  Exhibit No.                    Description                    Page No.
  -----------                    -----------                    --------

      24                     Powers of Attorney.